                                                                    Exhibit 99.4





                              OLWEN DIRECT MAIL LIMITED

                         Non statutory financial statements

                            for the year ended 30 June 1997

                                                                                 PAGES
                                                                               ---------
Report of the auditors.......................................................          1

Consolidated profit and loss account.........................................          2

Statement of total recognised gains and losses...............................          2

Consolidated balance sheet...................................................          3

Consolidated cash flow statement.............................................          4

Notes to the cash flow statement.............................................       5--6

Notes to the financial statements............................................      7--19


Report of the auditors to the Directors of OLWEN DIRECT MAIL LIMITED

We have audited the accompanying consolidated balance sheets of Olwen Direct Mail Limited and its subsidiaries as of 30 June 1996 and 1997 and the related consolidated profit and loss accounts, cash flows, and total recognised gains and losses for each of the three years in the period ended 30 June 1997, all expressed in pounds sterling. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with United Kingdom Auditing Standards which do not differ in any significant respect from United States generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Olwen Direct Mail Limited and its subsidiaries as of 30 June 1996 and 1997 and their profits and cash flows for each of the three years ended 30 June 1997, in conformity with accounting principles generally accepted in the United Kingdom (which differ in certain significant respects from generally accepted accounting principles in the United States as set out in note 25).


    /s/ Coopers & Lybrand
    ----------------------
        Coopers & Lybrand

Chartered Accountants and Registered Auditors
London
13 November 1997

OLWEN DIRECT MAIL LIMITED

Consolidated profit and loss account
for the year ended 30 June 1997

                                                                    NOTES          1995          1996        1997
                                                                                      L             L           L
Turnover...................................................             2    13,322,904    16,940,699  18,414,951
Cost of sales..............................................                   8,318,837    10,444,055  10,381,079
                                                                           ------------  ------------  ----------
Gross profit...............................................                   5,004,067     6,496,644   8,033,872
Administrative expenses....................................                   4,047,415     4,725,789   4,733,755
                                                                           ------------  ------------  ----------
                                                                                956,652     1,770,855   3,300,117
Share of profit of joint venture...........................                      28,159        (1,374)         --
                                                                           ------------  ------------  ----------
Operating profit...........................................             3       984,811     1,769,481   3,300,117
Interest receivable........................................             4        14,167        45,784      52,847
Interest payable and similar charges.......................             5      (196,710)     (375,869)   (269,083)
Amortisation of goodwill...................................                     (24,461)      (31,627)    (12,263)
                                                                           ------------  ------------  ----------
Profit on ordinary activities before taxation..............                     777,807     1,407,769   3,071,618
Tax on profit on ordinary activities.......................             6       113,726       532,168   1,053,448
                                                                           ------------  ------------  ----------
Profit on ordinary activities after taxation for the
  financial year...........................................                     664,081       875,601   2,018,170
Minority interests.........................................                     133,678       114,560          --
                                                                           ------------  ------------  ----------
Profit for the financial year..............................                     530,403       761,041   2,018,170
Dividends paid and payable.................................             7       400,000       225,000     995,000
                                                                           ------------  ------------  ----------
Retained profit for the year...............................                     130,403       536,041   1,023,170
                                                                           ------------  ------------  ----------
                                                                           ------------  ------------  ----------
Earnings per ordinary share................................                        9.61          7.61       19.88
                                                                           ------------  ------------  ----------
                                                                           ------------  ------------  ----------


Statement of Total Recognised Gains and Losses

                                                                     1995          1996         1997
                                                                        L             L            L
Profit for the financial year................................     530,403       761,041     2,018,170
Foreign exchange differences.................................         394           650       (13,649)
                                                             ------------  ------------  ------------
Total gains and losses recognised............................    530,797        761,691     2,004,521
                                                             ------------  ------------  ------------
                                                             ------------  ------------  ------------

    All turnover and operating profits are derived from continuing operations.


OLWEN DIRECT MAIL LIMITED

Consolidated balance sheet
as at 30 June 1997

                                                                                 NOTES         1996         1997
                                                                                                  L            L
Fixed assets
Tangible assets...........................................................           9    3,519,319    3,410,396
Investments...............................................................          10       29,000            2
                                                                                        -----------  -----------
                                                                                          3,548,319    3,410,398
                                                                                        -----------  -----------
Current assets
Stocks and work in progress...............................................          11      182,288      221,121
Debtors...................................................................          12    4,205,033    4,811,238
Cash at bank and in hand..................................................                1,617,289    1,467,356
                                                                                        -----------  -----------
                                                                                          6,004,610    6,499,715
Creditors: amounts falling due within one year............................          13    5,592,921    5,836,687
                                                                                        -----------  -----------
Net current assets........................................................                  411,689      663,028
                                                                                        -----------  -----------
Total assets less current liabilities.....................................                3,960,008    4,073,426

Creditors: amounts falling due after more than one year...................          14   (1,962,628)  (1,187,617)

Provisions for liabilities and charges
Deferred taxation.........................................................          17      (19,020)     (22,389)
                                                                                        -----------  -----------
Net assets................................................................                1,978,360    2,863,420
                                                                                        -----------  -----------
                                                                                        -----------  -----------

Capital and reserves
Called up share capital...................................................          18      100,000      101,513
Share premium account.....................................................          19      282,481      417,692
Profit and loss account...................................................          19    1,334,694    2,344,215
                                                                                        -----------  -----------
Equity shareholders' funds................................................          20    1,717,175    2,863,420
Minority interests........................................................                  261,185           --
                                                                                        -----------  -----------
                                                                                          1,978,360    2,863,420
                                                                                        -----------  -----------
                                                                                        -----------  -----------


The financial statements on pages 2 to 19 were approved by the board of directors on 13 November 1997 and were signed on its behalf by:

A Fisher                                         M Gamber
Director                                         Director

/s/ A Fisher                                     /s/ M Gamber

OLWEN DIRECT MAIL LIMITED

Consolidated cash flow statement
for the year ended 30 June 1997

                                                                   NOTES         1995         1996         1997
                                                                                    L            L            L
Net cash inflow from operating activities..................            1      786,638    3,148,985    4,213,625
                                                                          -----------  -----------  -----------
Returns on investments and servicing of finance............            2     (257,543)    (330,085)    (187,236)
Taxation...................................................                  (339,585)    (159,815)    (633,908)
Capital expenditure........................................            2     (472,655)    (413,965)    (817,055)
Acquisitions and disposals.................................            2      (21,115)    (101,450)    (136,726)
Financing..................................................            2      853,154     (322,630)  (1,894,467)
Equity dividends paid......................................                  (400,000)    (225,000)    (995,000)
                                                                          -----------  -----------  -----------
(Decrease)/increase in cash in period......................                   148,894    1,596,040     (450,767)
                                                                          -----------  -----------  -----------
                                                                          -----------  -----------  -----------
Reconciliation of net cash flow to movement in net debt
(Decrease)/increase in cash in the period..................                   148,894    1,596,040     (450,767)
Cash inflow/(outflow) from decrease in debt and hire
  purchase.................................................                (3,008,150)     194,438    1,850,892
                                                                          -----------  -----------  -----------
Change in net debt resulting from cash flows...............                (2,859,256)   1,790,478    1,400,125
                                                                          -----------  -----------  -----------
Movement in net debt in the period.........................                (2,859,256)   1,790,478    1,400,125
Net debt at 1 July.........................................                (1,176,620)  (4,035,876)  (2,245,398)
                                                                          -----------  -----------  -----------
Net debt at 30 June........................................            3   (4,035,876)  (2,245,398)    (845,273)
                                                                          -----------  -----------  -----------
                                                                          -----------  -----------  -----------

OLWEN DIRECT MAIL LIMITED

Notes to the cash flow statement for the year to 30 June 1997

1 Reconciliation of operating profit to net cash inflow from operating activities

                                                                                  1995         1996         1997
                                                                                     L            L            L
Operating profit.........................................................      984,811    1,769,481    3,300,117
Depreciation charges.....................................................      803,017    1,085,599      994,654
(Profit)/loss on sale of tangible fixed assets...........................     (246,231)     115,729      (25,101)
Write down of investment.................................................           --        1,374           --
(Increase)/decrease in stocks............................................     (108,042)      50,948      (38,833)
(Increase)/decrease in debtors...........................................   (1,173,012)      36,159     (413,705)
Increase/(decrease) in creditors.........................................      526,095       89,695      396,493
                                                                           -----------  -----------  -----------
Net cash inflow from operating activities................................      786,638    3,148,985    4,213,625
                                                                           -----------  -----------  -----------
                                                                           -----------  -----------  -----------
2  Analysis of cash flows for headings netted in the cash flow statement
Returns on investments and servicing of finance
Interest received........................................................       14,167       45,784       52,847
Interest paid............................................................     (196,710)    (375,869)    (269,083)
Dividends to minority shareholders.......................................      (75,000)          --           --
Dividends from associate.................................................           --           --       29,000
                                                                           -----------  -----------  -----------
Net cash (outflow) from returns on investments and servicing of
  finance................................................................     (257,543)    (330,085)    (187,236)
                                                                           -----------  -----------  -----------
                                                                           -----------  -----------  -----------
Capital expenditure
Purchase of tangible fixed assets........................................   (1,219,002)    (438,015)    (953,294)
Receipts from sale of tangible fixed assets..............................      746,347       24,050      136,239
                                                                           -----------  -----------  -----------
Net cash (outflow) from capital expenditure..............................     (472,655)    (413,965)    (817,055)
                                                                           -----------  -----------  -----------
                                                                           -----------  -----------  -----------
Acquisitions and disposals
Purchase of minority.....................................................      (21,115)    (101,450)    (136,726)
                                                                           -----------  -----------  -----------
                                                                           -----------  -----------  -----------
Financing
New loans................................................................    2,500,000    1,524,500           --
Capital repayments on finance, lease obligations and loans...............   (1,691,648)  (1,847,130)  (1,894,467)
Issue of share capital...................................................       44,802           --           --
                                                                           -----------  -----------  -----------
Net cash inflow/(outflow) from financing.................................      853,154     (322,630)  (1,894,467)
                                                                           -----------  -----------  -----------
                                                                           -----------  -----------  -----------

OLWEN DIRECT MAIL LIMITED

Notes to the cash flow statement
for the year ended 30 June 1997

3  Analysis of changes in net debt

                                         At 30 June                    At 30 June                     At 30 June
                                               1995      Cashflow            1996      Cashflow             1997
                                                  L             L               L             L                L
Net cash:
Cash at bank and in hand...........         120,995     1,496,294       1,617,289      (149,933)       1,467,356
Bank overdraft.....................         (99,746)       99,746              --      (300,834)        (300,834)
                                     ---------------  -----------  ---------------  -----------  ---------------
                                             21,249     1,596,040       1,617,289      (450,767)       1,166,522
                                     ---------------  -----------  ---------------  -----------  ---------------
Debt:
Hire purchase......................      (2,571,031)      551,763       (2,019,268)     649,608       (1,369,660)
Loans..............................      (1,486,094)     (357,325)      (1,843,419)   1,201,284         (642,135)
                                     ---------------  -----------  ---------------  -----------  ---------------
                                         (4,057,125)      194,438       (3,862,687)   1,850,892       (2,011,795)
                                     ---------------  -----------  ---------------  -----------  ---------------
Total..............................      (4,035,876)    1,790,478       (2,245,398)   1,400,125         (845,273)
                                     ---------------  -----------  ---------------  -----------  ---------------
                                     ---------------  -----------  ---------------  -----------  ---------------
Analysed in balance sheet
Cash at bank and in hand...........         120,995                      1,617,289                     1,467,356
Bank overdraft.....................         (99,746)                            --                      (300,834)
Hire purchase
  within one year..................        (754,962)                      (727,351)                     (624,475)
  after one year...................      (1,816,069)                    (1,291,917)                     (745,185)
Loans
  within one year..................        (654,416)                    (1,172,708)                     (199,703)
  after one year...................        (831,678)                      (670,711)                     (442,432)
                                     ---------------               ---------------               ---------------
                                         (4,035,876)                    (2,245,398)                     (845,273)
                                     ---------------               ---------------               ---------------
                                     ---------------               ---------------               ---------------

OLWEN DIRECT MAIL LIMITED

Notes To The Financial Statements

1 Principal accounting policies

These non-statutory financial statements have been prepared in accordance with applicable Accounting Standards in the United Kingdom. A summary of the more important accounting policies, which have been applied consistently, is set out below.

Basis of accounting

The financial statements are prepared in accordance with the historical cost convention.

Tangible fixed assets

The cost of tangible fixed assets is their purchase cost, together with any incidental costs of acquisition.

Depreciation is calculated so as to write off the cost of tangible fixed assets, less their estimated residual values, over the expected useful economic lives of the assets concerned. The principal rates used for this purpose are:

                                                          %

Plant and machinery....................................   20-25  reducing balance
Motor vehicles.........................................      33  straight line
Fixtures and fittings..................................      25  reducing balance
Computer equipment.....................................      25  reducing balance
Leasehold improvements.................................      25  reducing balance

Goodwill

Goodwill arising on the acquisition of subsidiaries is capitalised and eliminated by amortisation through the profit and loss account over its useful economic life.

Finance and operating leases

Costs in respect of operating leases are charged on a straight line basis over the lease term. Leasing agreements which transfer to the company substantially all the benefits and risks of ownership of an asset are treated as if the asset had been purchased outright. The assets are included in fixed assets and the capital element of the leasing commitments is shown as obligations under finance leases. The lease rentals are treated as consisting of capital and interest elements. The capital element is applied to reduce the outstanding obligations and the interest element is charged against profit in proportion to the reducing capital element outstanding. Assets held under finance leases are depreciated over the shorter of the lease terms and the useful lives of equivalent owned assets.

OLWEN DIRECT MAIL LIMITED

Stocks and work in progress

Stocks and work in progress are stated at the lower of cost and net realisable value. In general, cost is determined on a first in first out basis and includes transport and handling costs. Where necessary, provision is made for obsolete, slow moving and defective stocks.

Turnover

Turnover, which excludes value added tax and trade discounts, represents the invoiced value of goods and services supplied during the year.



Deferred taxation

Provision is made for deferred taxation, using the liability method, on all material timing differences to the extent that it is probable that a liability or asset will crystallise. Full provision is made for deferred taxation on timing differences arising from the provision of employee pensions.

Foreign currencies

The profit and loss accounts of overseas operations are translated into sterling at the exchange rate in operation at the month end of the underlying transactions. The balance sheets of overseas operations are translated into sterling at the closing rates.

2 Turnover

The group's turnover, which is derived from providing a complete direct mail service can be analysed as follows:

                                                                              1995          1996          1997
                                                                                 L             L             L
                                                                          ------------  ------------  ------------
UK......................................................................    11,762,372    15,018,385    17,246,081
USA.....................................................................     1,560,532     1,922,314     1,168,870
                                                                          ------------  ------------  ------------
                                                                            13,322,904    16,940,699    18,414,951
                                                                          ------------  ------------  ------------
                                                                          ------------  ------------  ------------

OLWEN DIRECT MAIL LIMITED

3 Operating profit

                                                                                1995        1996        1997
                                                                                   L           L           L
                                                                             ----------  ----------  ----------
This is stated after charging:
Directors' remuneration (note 8)...........................................   1,041,720     873,464     647,779
Staff costs (note 8).......................................................   4,030,854   5,094,064   5,740,912
Auditors' remuneration for audit...........................................      25,000      21,000      16,000
Depreciation--owned by the group...........................................     378,859     419,821     439,154
Depreciation--held under finance leases and hire purchase contracts........     424,158     665,778     555,500
Fees paid to auditors for non-audit services...............................          --      31,823      26,138
                                                                             ----------  ----------  ----------
                                                                             ----------  ----------  ----------

4 Interest receivable

                                                  1995            1996         1997
                                                   L                L            L
                                                ---------      --------     ---------
Bank deposit interest.........................     14,167      45,784         52,847
                                                ---------      --------     ---------
                                                ---------      --------     ---------


5  Interest payable and similar charges

                                                                                     1995       1996       1997
                                                                                        L          L          L
                                                                                   ---------  ---------  ---------
On hire purchase.................................................................     98,358    168,164    156,131
On bank overdrafts...............................................................     86,964      1,061      2,976
On other loans repayable within five years.......................................     11,388    206,644    109,976
                                                                                   ---------  ---------  ---------
                                                                                     196,710    375,869    269,083
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------




6 Tax on profit on ordinary activities

                                                                                   1995       1996        1997
                                                                                      L          L           L
                                                                                 ---------  ---------  ----------
The tax charge for the year comprises:
Based on the profit for the year
UK corporation tax at marginal rates...........................................     95,139    470,730     980,316
US federal taxes...............................................................         --     90,793      40,574
Deferred taxation UK...........................................................        875         --          --
Deferred taxation US...........................................................         --    (39,355)      3,369
                                                                                 ---------  ---------  ----------
                                                                                    96,014    522,168   1,024,259
Under provision in previous years..............................................     10,673     10,000      29,189
Taxation on profits of joint ventures..........................................      7,039         --          --
                                                                                 ---------  ---------  ----------
                                                                                   113,726    532,168   1,053,448
                                                                                 ---------  ---------  ----------
                                                                                 ---------  ---------  ----------

                                                                      9


OLWEN DIRECT MAIL LIMITED

7 Dividends

                                                                                     1995       1996       1997
                                                                                        L          L          L
                                                                                   ---------  ---------  ---------
Ordinary-interim paid...........................................................    400,000    112,500    995,000
        -final..................................................................         --    112,500         --
                                                                                   ---------  ---------  ---------
                                                                                     400,000    225,000    995,000
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------

8 Directors' remuneration and staff costs

Directors' remuneration includes the
following amounts:

                                                                                1995        1996        1997
                                                                                   L           L           L
                                                                             ----------  ----------  ----------
Chairman and highest paid director (to 31 December 1996)                       297,440    174,935        75,711
Chairman and highest paid director (from 1 January 1997)...................      --          --         163,091
                                                                             ----------  ----------  ----------
                                                                             ----------  ----------  ----------


Staff costs including directors' remuneration can be analysed as follows:
                                                                                1995        1996        1997
                                                                                   L           L           L
                                                                             ----------  ----------  ----------
Administration.............................................................   2,239,084   2,389,311   2,543,959
Production.................................................................   2,833,490   3,578,217   3,844,732
                                                                             ----------  ----------  ----------
                                                                              5,072,574   5,967,528   6,388,691
                                                                                 Number      Number      Number
Average weekly number of persons (including directors).....................         195         222         243
                                                                             ----------  ----------  ----------
                                                                             ----------  ----------  ----------

OLWEN DIRECT MAIL LIMITED

9 Tangible fixed assets

                 Leasehold          Motor                              Fixtures and
                 property         vehicles     Plant and machinery       fittings       Computer equipment     Total
                         L               L                       L                L                      L         L
             -----------------  -------------  -------------------  ------------------  -------------------  ----------
Group cost
At 1 July
  1995.....        662,058          143,078          3,725,601             507,407            1,477,188       6,515,332
Additions..             --           29,995            413,946              10,606              111,660         566,207
Disposals..        (43,815)         (45,688)           (23,156)           (157,149)            (228,491)       (498,299)
Transfers..             --               --            (30,145)             30,145                   --              --
                   -------      -------------       ----------            --------           ----------      ----------
At 1 July
  1996.....        618,243          127,385          4,086,246             391,009            1,360,357       6,583,240
Additions..          2,125          191,869            415,720              59,907              327,248         996,869
Disposals..        (71,121)         (72,142)           (92,651)            (25,362)             (40,378)       (301,654)
Transfers..        (11,835)              --            568,547                  --             (556,712)             --
                   -------      -------------       ----------            --------           ----------      ----------
At 30 June
  1997.....        537,412          247,112          4,977,862             425,554            1,090,515       7,278,455
                   -------      -------------       ----------            --------           ----------      ----------
Depreciation
At 1 June
  1995.....        309,205           92,626          1,069,546             313,182              552,283       2,336,842
Charge.....         60,259           35,882            642,440              55,148              291,870       1,085,599
Disposals..             --          (40,162)           (12,424)           (139,946)            (165,988)       (358,520)
                   -------      -------------       ----------            --------           ----------      ----------
At 1 July
  1996.....        369,464           88,346          1,699,562             228,384              678,165       3,063,921
Charge for
  year.....         44,172           64,679            665,752              47,661              172,390         994,654
Disposals..         (2,722)         (46,068)           (90,975)            (21,146)             (29,605)       (190,516)
Transfers..         (6,842)              --            282,183                  --             (275,341)             --
                   -------      -------------       ----------            --------           ----------      ----------
At 30 June
  1997.....        404,072          106,957          2,556,522             254,899              545,609       3,868,059
                   -------      -------------       ----------            --------           ----------      ----------
Net book
  value
At 30 June
  1997.....        133,340          140,155          2,421,340             170,655              544,906       3,410,396
                   -------      -------------       ----------            --------           ----------      ----------
                   -------      -------------       ----------            --------           ----------      ----------
At 30 June
  1996.....        248,779           39,039          2,386,684             162,625              682,192       3,519,319
                   -------      -------------       ----------            --------           ----------      ----------
                   -------      -------------       ----------            --------           ----------      ----------
At 30 June
  1995.....        353,853           50,452          2,656,055             194,225              924,905       4,178,490
                   -------      -------------       ----------            --------           ----------      ----------
                   -------      -------------       ----------            --------           ----------      ----------



Included in fixed assets are assets held under hire purchase agreements. The cost and net book value of these assets are shown below:

OLWEN DIRECT MAIL LIMITED


                                                                                1995        1996        1997
                                                                                  L           L           L
                                                                             ----------  ----------  ----------
Cost.......................................................................   3,423,171   3,308,248   3,262,187
Net book value.............................................................   2,953,747   2,416,161   1,904,236

10 Investments

                                                                                                      1996        1997
                                                                                                        L           L
                                                                                                    ---------   ---------
Associated undertakings...........................................................................        2           2
Cost..............................................................................................   28,998          --
                                                                                                    ---------   ---------
At 30 June 1997...................................................................................   29,000           2
                                                                                                    ---------   ---------
                                                                                                    ---------   ---------

Details of investments, all of which are in ordinary shares and are held by Olwen Direct Mail Limited, are as follows:

Name of company                        Country of incorporation         Holding           Nature of business
---------------------------------  ---------------------------------  -----------  ---------------------------------
Subsidiary undertakings:
Olwen Press Limited                       England and Wales               100%             Dormant
Olwen Envelopes Limited                   England and Wales               100%             Dormant
Olwen Mailing Services Limited            England and Wales               100%             Dormant
Olwen International Direct Mail,          USA                                              Direct mail services
  Inc.                                                                    100%
Olwen Graphics Services Limited           England and Wales               100%             Dormant
Olwen Data Management Limited             England and Wales               100%             Dormant

All the above companies have the same accounting year as the parent company.

Associated undertakings
KMM Olwen(Mailing) Limited                England and Wales                50%             Dormant
KMM Olwen (Data Services) Limited         England and Wales                50%             Dormant

The associated undertakings ceased trading on 30 April 1995.

11 Stocks and work in progress

                                                                                                1996       1997
                                                                                                  L          L
                                                                                              ---------  ---------
Raw materials and consumable................................................................     87,143    121,953
Work in progress............................................................................     95,145     99,168
                                                                                              ---------  ---------
                                                                                                182,288    221,121
                                                                                              ---------  ---------
                                                                                              ---------  ---------

OLWEN DIRECT MAIL LIMITED

12 Debtors

                                                1996        1997
                                                  L           L
                                             ----------  -----------
Amounts falling due within one year
Trade debtors..............................   3,927,418    4,179,840
Other debtors..............................          --       41,418
VAT repayment due..........................      72,196       33,593
ACT recoverable............................      56,250      248,750
Corporation tax recoverable................          --       19,013
Prepayments and accrued income.............     149,169      288,624
                                             ----------  -----------
                                              4,205,033    4,811,238
                                             ----------  -----------
                                             ----------  -----------


13  Creditors:   amounts falling due within one year


                                                                                             1996        1997
                                                                                               L           L
                                                                                          ----------  ----------
Amounts falling due within one year
Bank overdraft..........................................................................          --     300,834
Loans(note 15)..........................................................................   1,172,708     199,703
Hire purchase...........................................................................     727,351     624,475
Trade creditors.........................................................................   1,608,246   1,860,016
Other creditors.........................................................................     940,375   1,077,997
Other taxes and social security.........................................................     549,363     570,113
Corporation tax.........................................................................     566,753     982,924
ACT payable.............................................................................      28,125     220,625
                                                                                          ----------  ----------
                                                                                           5,592,921   5,836,687
                                                                                          ----------  ----------
                                                                                          ----------  ----------

3i Group plc have a fixed and floating charge over all the assets of the company and its UK subsidiaries. National Westminster Bank plc have a second charge of mortgage debenture over the fixed and floating assets of the company.

14 Creditors: amounts falling due after more than one year

                                                                                             1996        1997
                                                                                               L           L
                                                                                          ----------  ----------
Hire purchase...........................................................................   1,291,917     745,185
Loans (note 15).........................................................................     670,711     442,432
                                                                                          ----------  ----------
                                                                                           1,962,628   1,187,617
                                                                                          ----------  ----------
                                                                                          ----------  ----------

OLWEN DIRECT MAIL LIMITED

15 Loans

                                                                                               1996       1997
                                                                                                 L          L
                                                                                            ----------  ---------
Amounts payable within one year...........................................................   1,172,708    199,703
Amounts payable within two to five years..................................................     670,711    442,432
                                                                                            ----------  ---------
                                                                                             1,843,419    642,135
                                                                                            ----------  ---------
                                                                                            ----------  ---------

At 30 June 1996 there was a short term loan of L500,000 bearing interest at 2.38% over National Westminster Bank plc base rate which was repaid in November 1996.

The long term loan from 3i Group plc bears interest at 9.9% and is repayable in monthly instalments of 21,198 over a five year period commencing in June 1995. It is secured by a fixed and floating charge on all the assets of the company.

16 Other financial commitments

The group's operating lease commitments are as follows:

                                                                                 1996                    1997
                                                                        ----------------------  ----------------------
                                                                         Buildings     Other     Buildings     Other
                                                                        -----------  ---------  -----------  ---------
Operating leases which expire:
Within one year.......................................................          --      86,741          --      16,583
In two to five years..................................................          --     182,212          --     115,880
In over five years....................................................     326,677          --     349,425          --
                                                                        -----------  ---------  -----------  ---------
                                                                           326,677     268,953     349,425     132,463
                                                                        -----------  ---------  -----------  ---------
                                                                        -----------  ---------  -----------  ---------

OLWEN DIRECT MAIL LIMITED

17 Deferred taxation

                                                                                                 1996       1997
                                                                                                   L          L
                                                                                               ---------  ---------
Accelerated capital allowances...............................................................     58,375     58,375
Deferred expenses............................................................................    (39,355)   (35,986)
                                                                                               ---------  ---------
                                                                                                  19,020     22,389
                                                                                               ---------  ---------
                                                                                               ---------  ---------
Movements on the deferred tax account comprised:
Balance at 1 July............................................................................     58,375     19,020
Profit and loss account......................................................................    (39,355)     3,369
                                                                                               ---------  ---------
                                                                                                  19,020     22,389
                                                                                               ---------  ---------
                                                                                               ---------  ---------
The amount of deferred taxation unprovided at the year end amounted to:
Accelerated capital allowances...............................................................    116,125     94,000
                                                                                               ---------  ---------
                                                                                               ---------  ---------

18 Called up share capital

                                                                                                1996       1997
                                                                                                  L          L
                                                                                              ---------  ---------
Authorised
Ordinary equity shares of L1 each...........................................................     75,000     75,000
"A" ordinary equity shares of L1 each.......................................................     25,000     25,000
"B" ordinary equity shares of L1 each.......................................................     10,000     10,000
"C" ordinary equity shares of L1 each.......................................................         --     10,000
                                                                                              ---------  ---------
                                                                                                110,000    120,000
                                                                                              ---------  ---------
                                                                                              ---------  ---------
Allotted, called up and fully paid
Ordinary shares of L1 each..................................................................     75,000     75,000
"A" ordinary equity shares of L1 each.......................................................     25,000     25,000
"C" ordinary equity shares of L1 each.......................................................         --      1,513
                                                                                              ---------  ---------
                                                                                                100,000    101,513
                                                                                              ---------  ---------
                                                                                              ---------  ---------

The "A" ordinary shares are entitled to a fixed cumulative preferential net cash dividend of L9 per share per annum.

The "C" ordinary shares were issued to the minority shareholder in Olwen Mailing Services Limited to simplify the group structure. The consideration provided had a fair value of L136,724.

OLWEN DIRECT MAIL LIMITED

19 Reserves

                                                                               Profit and loss
                                                                                   account         Share Premium
                                                                                      L                   L
                                                                            ---------------------  --------------
At 1 July 1995............................................................           798,003            282,481
Retained profit for the year..............................................           536,041                 --
Foreign exchange difference...............................................               650                 --
                                                                                  ----------         ----------
At 30 June 1996...........................................................         1,334,694            282,481
Retained profit for the year..............................................         1,023,170                 --
Foreign exchange difference...............................................           (13,649)                --
New share capital issue...................................................                --            135,211
                                                                                  ----------         ----------
At 30 June 1997...........................................................         2,344,215            417,692
                                                                                  ----------         ----------
                                                                                  ----------         ----------

20 Reconciliation of movements in shareholders' funds

                                                                                1995        1996        1997
                                                                                  L           L           L
                                                                             ----------  ----------  ----------
Profit for the year reported in the profit and loss account................     530,403     761,041   2,018,170
Dividends paid.............................................................    (400,000)   (225,000)   (995,000)
                                                                             ----------  ----------  ----------
                                                                                130,403     536,041   1,023,170
                                                                             ----------  ----------  ----------
                                                                             ----------  ----------  ----------
New share capital issue....................................................      44,802          --       1,513
Foreign exchange difference................................................         394         650     (13,649)
Share premium..............................................................          --          --     135,211
                                                                             ----------  ----------  ----------
Net addition to shareholders' funds........................................     175,599     536,691   1,146,245
Opening shareholders' funds................................................   1,004,885   1,180,484   1,717,175
                                                                             ----------  ----------  ----------
Closing shareholders' funds................................................   1,180,484   1,717,175   2,863,420
                                                                             ----------  ----------  ----------
                                                                             ----------  ----------  ----------

    Closing shareholders' funds are represented entirely by equity interests.

OLWEN DIRECT MAIL LIMITED

21 Capital commitments

At 30 June 1997 the Group had commitments for the purchase of fixed assets totalling L343,065 (1996: L173,645)

22 Related party transactions

The company had the following loans from shareholders:

3i                                                                                 1995        1996       1997
                                                                                     L           L          L
                                                                                ---------  ----------  ---------
Outstanding at 30 June.........................................................    986,094     823,088    642,135
Interest payable in year.......................................................      8,250      90,411     73,421

P C Rivett
Outstanding at 30 June.........................................................    500,000   1,020,331         --
Interest payable in year.......................................................      3,138     116,233     36,555

The 3i loan is secured by a fixed and floating charge on all the assets of the company and its UK subsidiaries.

P C Rivett is a former director of the company.

23 Contingent liabilities

At 30 June 1997 the company and group had contingent liabilities of L252,316 in respect of documentary credits which have been transacted in the normal course of business.

24 Post balance sheet event

On 18 September 1997 the entire share capital of the company was acquired by Big Flower Press Holdings Inc., its current immediate and ultimate holding company.

The shareholders loan and hire purchase creditors have been repaid as part of this arrangement at a cost of L2,036,350.

25 Summary of differences between UK and US GAAP

The financial statements are prepared in accordance with accounting principles generally accepted in the United Kingdom ("UK GAAP"). These accounting principles differ in certain material respects from accounting principles generally accepted in the United States ("US GAAP"). Described below are the material differences between UK GAAP and US GAAP, affecting the combined net income and shareholders' equity which are set forth in the tables that follow.

OLWEN DIRECT MAIL LIMITED

Deferred taxes

Under UK GAAP, deferred taxation is accounted for using the liability method to the extent that it is considered probable that a liability or asset will crystallise in the foreseeable future. Under US GAAP, deferred taxation is provided on all temporary differences and carry forwards, deferred tax assets are recognised to the extent that it is more likely than not that they will be realised, and where doubt exists as to whether a deferred tax asset will be realised, an appropriate valuation allowance is established.

Effect of material differences between UK and US GAAP and additional disclosures

(a) Net income

                                                                                    1996        1997
                                                                                       L           L
                                                                              ----------  ----------
Net income reported under UK GAAP...........................................     536,041   1,023,170
Deferred taxes..............................................................      59,000      22,125
                                                                              ----------  ----------
Net income in accordance with US GAAP.......................................     595,041   1,045,295
                                                                              ----------  ----------
                                                                              ----------  ----------
(b) Shareholders' equity
                                                                                    1996        1997
                                                                              ----------  ----------
Shareholders' equity reported under UK GAAP.................................   1,717,175   2,863,420
Deferred taxes..............................................................    (116,125)    (94,000)
                                                                              ----------  ----------
Shareholders' equity in accordance with US GAAP.............................   1,601,050   2,769,420
                                                                              ----------  ----------
                                                                              ----------  ----------

(c) Cash flows

The combined cash flow statements prepared in accordance with UK GAAP present substantially the same information as that required under US GAAP. Under US GAAP however, there are certain differences from UK GAAP with regard to classification of items within the cash flow statement and with regard to the definition of cash and cash equivalents.

Under UK GAAP, cash flows are presented separately for operating activities, returns on investments and servicing of finance, taxation, capital expenditure and financial investment, acquisitions and disposals, and equity dividends paid. Under US GAAP, three categories of cash flow activity are reported, being operating activities, investing activities and financing activities. Cash flows from taxation and returns on investments and servicing of finance would, with the exception of dividends paid and cost of financing, be included as operating activities under US GAAP. The payment of dividends and cost of financing would be included under financing activities under US GAAP.

OLWEN DIRECT MAIL LIMITED

Under US GAAP, cash and equivalents do not include bank loans and overdrafts repayable within three months from the date of the advance as is the case under UK GAAP. Under US GAAP, all short-term borrowings are included under financing activities.

Set out below, for illustrative purposes, is a summary combined statement of cash flows under US GAAP.

                                                                                             1996        1997
                                                                                               L           L
                                                                                          ----------  -----------
Net cash provided by operating activities...............................................   3,035,847    3,662,545
Net cash outflow from investing activities..............................................    (644,500)  (1,001,837)
Net cash flow from financing activities.................................................    (795,307)  (2,810,642)
                                                                                          ----------  -----------
Net increase/(decrease) in cash and cash equivalents under US GAAP......................   1,596,040     (149,934)
Overdrafts with original maturity less than three months................................          --     (300,833)
                                                                                          ----------  -----------
Net increase/decrease in cash balances under UK GAAP....................................   1,596,040     (450,767)